This is filed pursuant to Rule 497(e).
File Nos. 333-41375 and 811-08527.

(LOGO)                 ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND, INC.
--------------------------------------------------------------------------------
c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 2004
                           (as amended March 4, 2005)
--------------------------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated November 1, 2004, for AllianceBernstein International Premier Growth Fund, Inc. (the "Fund") that offers the Class A, Class B, Class C and Advisor Class shares of the Fund (the "Prospectus"). Financial statements for the Fund for the year ended July 31, 2004 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS

                                                                         Page

Description of the Fund.....................................................
Management of the Fund......................................................
Expenses of the Fund........................................................
Purchase of Shares..........................................................
Redemption and Repurchase of Shares.........................................
Shareholder Services........................................................
Net Asset Value.............................................................
Dividends, Distributions and Taxes..........................................
Portfolio Transactions......................................................
General Information.........................................................
Financial Statements and Report of Independent
    Registered Public Accounting Firm.......................................
Appendix A:       Certain Investment Practices..............................A-1
Appendix B:       Additional Information About Japan........................B-1
Appendix C:       Additional Information About the
                  United Kingdom............................................C-1
Appendix D:       Statement of Policies and Procedures
                  for Voting Proxies........................................D-1
-----------
SM:  This is a service mark used under license from the owner.

--------------------------------------------------------------------------------

                             DESCRIPTION OF THE FUND

--------------------------------------------------------------------------------

Investment Policies and Practices
---------------------------------

          The Fund is a diversified, open-end investment company. The Fund is diversified and, under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may not change this policy without a shareholder vote. With respect to currency swaps (which the Fund may only enter into for hedging purposes), standby commitment agreements and other commitments that may have the effect of requiring the Fund to increase its investment in a borrower or other issuer, the net amount of the excess, if any, of the Fund's obligations over its entitlements will be accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

          For additional information on the use, risks and costs of options, futures contracts, stock index futures, options on futures contracts and options on foreign currencies, see Appendix A. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act. The Fund may invest up to 35% of its assets in each of Japan and the United Kingdom. For additional information concerning Japan and the United Kingdom, see Appendices B and C, respectively.

          Short Sales. A short sale is effected by selling a security that the Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Pursuant to the Taxpayer Relief Act of 1997, if the Fund has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Fund generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes. The Fund has adopted a non-fundamental investment policy that it will not make a short sale if as a result more than 5% of its net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain.

          Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

          Certain Fundamental Investment Policies. The following restrictions, which supplement those set forth in the Prospectus, may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation.

          The Fund may not:

          (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to U.S. Government securities;

          (ii) borrow money or issue senior securities, except that the Fund may borrow (a) from a bank if immediately after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act and (b) for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund;

          (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

          (iv) make loans, except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

          (v) participate on a joint or joint and several basis in any securities trading account;

          (vi) invest in companies for the purpose of exercising control;

          (vii) issue any senior security within the meaning of the 1940 Act;

          (viii) make short sales of securities or maintain a short position, unless not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time; or

          (ix) (a) purchase or sell real estate except that it may purchase and sell securities of companies that deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and similar contracts); (c) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (d) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "Securities Act").

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                            PORTFOLIOS
                                                            IN FUND
NAME, ADDRESS,                 PRINCIPAL                    COMPLEX
AGE OF DIRECTOR                OCCUPATION(S)                OVERSEEN         OTHER DIRECTORSHIPS
(YEARS OF SERVICE*)            DURING PAST 5 YEARS          BY DIRECTOR      HELD BY DIRECTOR
-------------------            -------------------          -----------      ----------------
INTERESTED DIRECTORS
Marc O. Mayer,** 47,           Executive Vice President     66               None
1345 Avenue of the Americas,   of Alliance Capital
New York, NY 10105 (Elected    Management Corporation
on November 18, 2003)          ("ACMC") since 2001; prior
                               thereto, Chief Executive
                               Officer of Sanford C.
                               Bernstein & Co., LLC ("SCB
                               & Co.") and its
                               predecessor since prior to
                               1999.
DISINTERESTED DIRECTORS
Chairman of the Board
William H. Foulk, Jr.,         Investment adviser and an    113              None
# 72,                          independent consultant.
2 Sound View Drive,            He was formerly Senior
Suite 100,                     Manager of Barrett
Greenwich, CT 06830 (6)        Associates, Inc., a
                               registered investment
                               adviser, with which he
                               had been associated since
                               prior to 1999. He was
                               formerly Deputy
                               Comptroller and Chief
                               Investment Officer of the
                               State of New York and,
                               prior thereto, Chief
                               Investment Officer of the
                               New York Bank for
                               Savings.


Ruth Block,***# 73,            Formerly Executive Vice       94              None
500 S.E. Mizner Blvd.,         President and the Chief
Boca Raton, FL                 Insurance Officer of AXA
33432 (6)                      Equitable Life Insurance
                               Company ("Equitable");
                               Chairman and Chief Executive
                               Officer of Evlico; Director of
                               Avon, BP (oil and gas), Ecolab
                               Incorporated (specialty
                               chemicals), Tandem Financial
                               Group and Donaldson, Lufkin &
                               Jenrette Securities
                               Corporation; former Governor
                               at Large, National Association
                               of Securities Dealers, Inc.

David H. Dievler,# 75,         Independent consultant.      98               None
P.O. Box 167,                  Until December 1994 he was
Spring Lake, NJ                Senior Vice President of
07762 (6)                      ACMC responsible for
                               mutual fund administration.
                               Prior to joining ACMC in 1984
                               he was Chief Financial Officer
                               of Eberstadt Asset Management
                               since 1968. Prior to that he
                               was a Senior Manager at Price
                               Waterhouse & Co. Member of
                               American Institute of
                               Certified Public Accountants
                               since 1953.

John H. Dobkin,# 62,           Consultant.  Formerly         96              None
P.O. Box 12,                   President of Save Venice,
Annandale, NY 12504 (6)        Inc. (preservation
                               organization) from
                               2001-2002; Senior Advisor
                               from June 1999 - June
                               2000 and President of
                               Historic Hudson Valley
                               (historic preservation)
                               from December 1989 - May
                               1999. Previously,
                               Director of the National
                               Academy of Design and
                               during 1988-1992 Director
                               and Chairman of the Audit
                               Committee of ACMC.

Michael J. Downey, # 61,       Consultant since January     66               Asia Pacific Fund,
1345 Avenue of the Americas    2004.  Formerly managing                      Inc. and the Merger
New York, NY 10105             partner of Lexington                          Fund
(Elected January 1, 2005)      Capital, LLC (investment
                               advisory firm) from December
                               1997 until December 2003.
                               Prior thereto, Chairman and
                               CEO of Prudential Mutual Fund
                               Management from 1987 to 1993.

----------------
*    There is no stated term of office for the Fund's Directors.
** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.
*** Ms. Block was an "interested person," as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA having a value of approximately $2,396 at that date. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of the Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.
#    Member of the Audit Committee and the Governance and Nominating Committee.


          The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Governance and Nominating Committee. The members of the Audit and Governance and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year. The function of the Governance and Nominating Committee is to nominate persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee did not meet during the Fund's most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          In approving the most recent annual continuance of the Fund's investment advisory agreement (the "Advisory Agreement"), the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by Alliance Capital Management L.P. (the "Adviser" or "Alliance") and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.

          The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund, as well as senior management's attention to any portfolio management issues, were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered an expense limitation agreement for the Fund that sets expense caps on overall Fund expenses and provides for waiver of fees by the Adviser or reimbursement of expenses if needed to meet such caps, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent registered public accounting firm in periodic meetings with the Fund's Audit Committee.

          In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Advisory Agreement provides that the Fund reimburses the Adviser for the cost of providing certain administrative services. In evaluating the Fund's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Fund.

          The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

          No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

          The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                       AGGREGATE DOLLAR RANGE
                             DOLLAR RANGE              OF EQUITY SECURITIES IN
                             OF EQUITY SECURITIES IN   THE ALLIANCEBERNSTEIN
                             THE FUND AS OF            FUND COMPLEX AS OF
                             DECEMBER 31, 2003*        DECEMBER 31, 2003*
                             ------------------------  -------------------------

Marc O. Mayer                $10,001 - $50,000          Over $100,000
Ruth Block                   $1 - $10,000               Over $100,000
David H. Dievler             None                       Over $100,000
John H. Dobkin               None                       Over $100,000
William H. Foulk, Jr.        None                       Over $100,000

*Mr. Downey is not included because he was not a Director of the Fund as of December 31, 2004.

Officer Information
-------------------

               Certain information concerning the Fund's officers is set forth below.

NAME AND ADDRESS,*               POSITION(S) HELD        PRINCIPAL OCCUPATION
AND (AGE)                        WITH FUND               DURING PAST 5 YEARS
----------------------           ---------------------   -------------------
Marc O. Mayer, (47)              President and Chief     See biography above.
                                 Executive Officer


Bruce W. Calvert, (57)           Executive Vice          Chairman and Director of
                                 President               ACMC,** with which he has
                                                         been associated since prior
                                                         to 1999.

Philip L. Kirstein, (59)         Senior Vice President   Senior Vice President and
                                 and Independent         Independent Compliance
                                 Compliance Officer      Officer - Mutual Funds of
                                                         ACMC,** with which he has been
                                                         associated since October 2004.
                                                         Prior thereto, he was Of
                                                         Counsel to Kirkpatrick &
                                                         Lockhart, LLP from October
                                                         2003 to October 2004, and
                                                         General Counsel and First Vice
                                                         President of Merrill Lynch
                                                         Investment Managers, L.P.
                                                         since prior to 1999.

Christopher M. Toub, (45)        Senior Vice President   Executive Vice President of
                                                         ACMC,** with which he has
                                                         been associated since prior
                                                         to 1999.

Edward Baker, (53)               Vice President          Senior Vice President and
                                                         Chief Investment Officer of
                                                         Emerging Markets of ACMC,**
                                                         with which he has been
                                                         associated since prior to
                                                         1999.

Thomas J. Bardong, (59)          Vice President          Senior Vice President of
                                                         ACMC,** with which he has
                                                         been associated since prior
                                                         to 1999.

Stephen Beinhacker, (40)         Vice President          Senior Vice President of
                                                         ACMC,** with which he has
                                                         been associated since prior
                                                         to 1999.

Russell Brody, (37)              Vice President          Vice President of ACMC,**
                                                         with which he has been
                                                         associated since prior to
                                                         1999.

Mark D. Gersten, (54)            Treasurer and Chief     Senior Vice President of
                                 Financial Officer       AGIS** and Vice President of
                                                         AllianceBernstein Investment
                                                         Research and Management,
                                                         Inc. ("ABIRM"),** with which
                                                         he has been associated since
                                                         prior to 1999.

Mark R. Manley, (42)             Secretary               Senior Vice President,
                                                         Deputy General Counsel and
                                                         Chief Compliance Officer of
                                                         ACMC,** with which he has
                                                         been associated since prior
                                                         to 1999.

Vincent S. Noto, (39)            Controller              Vice President of AGIS,**
                                                         with which he has been
                                                         associated with prior to
                                                         1999.

Andrew L. Gangolf, (50)          Assistant Secretary     Senior Vice President and
                                                         Assistant General Counsel of
                                                         ABIRM,** with which he has
                                                         been associated since prior
                                                         to 1999.

-------------------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

          The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during the Fund's fiscal year ended July 31, 2004, the aggregate compensation paid to each of the Directors during calendar year 2003 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                               Total            Total
                                                               Number of        Number of
                                                               Investment       Investment
                                                               Companies        Portfolios
                                                               in the           within the
                                                               Alliance-        Alliance-
                                              Total            Bernstein Fund   Bernstein Fund
                                              Compensation     Complex,         Complex,
                                              From the         Including the    Including the
                                              Alliance-        Fund, as to      Fund, as to
                             Aggregate        Bernstein Fund   which            which the
                             Compensation     Complex,         the Director is  Director is
Name of Director             From the         Including        a Director       a Director
of the Fund*                 Fund             the Fund         or Trustee       or Trustee
------------                 ------------     --------------   ---------------  ----------
Marc O. Mayer                $0               $0                    38               66
Ruth Block                   $2,862           $205,550              41               94
David H. Dievler             $2,847           $264,400              45               98
John H. Dobkin               $2,852           $234,550              43               96
William H. Foulk, Jr.        $4,151           $248,650              49              113

*Information for Mr. Downey is not included because he was not a Director of the Fund as of December 31, 2004.

          As of October 8, 2004, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

Adviser

          Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

          Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2004, totaling approximately $481 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of March 31, 2004, Alliance Capital Management Holding L.P. ("Holding"), a Delaware limited partnership, owned approximately 31.5% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange (the "Exchange") under the ticker symbol "AC". Alliance Units do not trade publicly and are subject to significant restrictions on transfer. ACMC is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

          As of March 31, 2004, AXA, AXA Financial, Equitable and certain subsidiaries of Equitable beneficially owned approximately 57.3% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units which, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 58.4% in Alliance. As of March 31, 2004, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., beneficially owned approximately 9.7% of the issued and outstanding Alliance Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Based on information provided by AXA, as of February 1, 2004, approximately 16.89% of the issued ordinary shares (representing 27.55% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of February 1, 2004, 71.11% of the shares (representing 80.36% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.32% of the shares of Finaxa (representing 12.80% of the voting power) were owned by BNP Paribas, a French bank. As of February 1, 2004, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.17% of the issued ordinary shares (representing 32.94% of the voting power) of AXA.

          Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $105,000 in respect of such services during the fiscal year of the Fund ended July 31, 2004.

          Under the Advisory Agreement, the Fund paid the Adviser a fee at the annual rate of 1.00% of the value of the average daily net assets of the Fund. The fee is accrued daily and paid monthly. Effective as of January 1, 2004, the Adviser waived a portion of its advisory fee. The advisory fee waiver reduced the advisory fee to 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. Effective September 7, 2004, the Board of Directors approved an amendment to the Advisory Agreement to reduce the contractual advisory fee to these amounts. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 2.50%, 3.20%, 3.20% and 2.20% of aggregate average daily net assets, respectively, for Class A, Class B, Class C and Advisor Class shares. This contractual agreement automatically extends each year unless the Adviser provides written notice 60 days prior to the Fund's fiscal year end. For the fiscal year of the Fund ended July 31, 2004, the fiscal period of the Fund ended July 31, 2003 and the fiscal years of the Fund ended November 30, 2002 and 2001, the Adviser received from the Fund advisory fees of $760,533 (net of $74,684, which was waived by the Adviser due to the expense limitation agreement and $144,656, which was waived by the Adviser under the agreement with the New York Attorney General), $291,810 (net of $346,165, which was waived by the Adviser), $1,322,976 (net of $34,622, which was waived by the Adviser) and $2,045,706, respectively.

          The Advisory Agreement became effective on February 2, 1998, having been approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on January 14, 1998, and by the Fund's initial shareholder on January 14, 1998.

          The Advisory Agreement continues in effect from year to year provided that its continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their Regular Meetings held on June 15-17, 2004.

          The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Capital Reserves, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Government Reserves, AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein Institutional Reserves, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Municipal Trust, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., The AllianceBernstein Portfolios, Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

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                              EXPENSES OF THE FUND

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Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution that is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

          During the Fund's fiscal year ended July 31, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $73,290 which constituted .30% annually, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $383,217. Of the $456,507 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $2,240 was spent on advertising, $432 on the printing and mailing of prospectuses for persons other than current shareholders, $279,157 for compensation to broker-dealers and other financial intermediaries (including, $153,769 to the Fund's Principal Underwriter), $22,668 for compensation to sales personnel, and $152,010 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

          During the Fund's fiscal year ended July 31, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $452,572, which constituted approximately 1.0% annually, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $-0-. Of the $452,572 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $395 was spent on advertising, $587 on the printing and mailing of prospectuses for persons other than current shareholders, $127,598 for compensation to broker-dealers and other financial intermediaries (including, $28,937 to the Fund's Principal Underwriter), $5,036 for compensation to sales personnel, $28,910 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $79,940 was spent on interest on Class B shares financing and $210,106 was used to offset the distribution service fees paid in prior years.

          During the Fund's fiscal year ended July 31, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $148,616, which constituted approximately 1.0% annually, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $37,130. Of the $185,746 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $273 was spent on advertising, $448 on the printing and mailing of prospectuses for persons other than current shareholders, $163,389 for compensation to broker-dealers and other financial intermediaries (including, $18,653 to the Fund's Principal Underwriter), $3,111 for compensation to sales personnel, $18,310 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $215 was spent on interest on Class C shares financing.

          Distribution services fees are accrued daily and paid monthly and charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provides for the financing of the distribution of the relevant class of the Fund's shares.

          With respect to Class A shares of the Fund, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABIRM's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABIRM. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

          Unreimbursed distribution expenses incurred as of the end of the Fund's fiscal year ended July 31, 2004, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $5,561,491 (14.47% of the net assets of Class B) and $1,212,362 (9.76% of the net assets of Class C).

          The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD") that effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Securities and Exchange Commission (the "Commission") make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement continues in effect so long as such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, continuance of the Agreement for an additional annual term was approved by a vote, cast in person, of the Directors including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, at their Regular Meetings held on June 15-17, 2004.

          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          AGIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 500 Plaza Drive, Secaucus, NJ, 07094 and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares. For the fiscal year ended July 31, 2004, the Fund paid AGIS $385,776 pursuant to the Transfer Agency Agreement.

          AGIS acts as the transfer agent for the Fund. AGIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

          Many Fund shares are owned by selected dealers and selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the Fund's Prospectus in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Codes of Ethics and Proxy Voting Policies and Procedures
--------------------------------------------------------

          The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix D.

          Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

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                               PURCHASE OF SHARES

------------------------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Investing in the Funds."

General
-------

          Shares of the Fund are offered on a continuous basis at a price equal to their net asset value ("NAV") plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. All of the classes of shares of the Fund, except the Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

          Investors may purchase shares of the Fund either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

          The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described in the Prospectus. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

          The public offering price of shares of the Fund is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective NAVs of the various classes of shares of the Fund are expected to be substantially the same. However, the NAV of the Class B and Class C shares will generally be slightly lower than the per share NAVs of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m. Eastern time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m. Eastern time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

          Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances and the Class A shareholders, the Class B shareholders and Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of the Fund. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the Fund's fiscal year ended July 31, 2004, the fiscal period ended July 31, 2003 and fiscal years ended November 30, 2002 and 2001, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $46,789, $43,702, $189,555 and $621,886. Of that amount, the
Principal Underwriter received the amount of $2,039, $1,826, $16,906 and $294,810, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal year ended July 31, 2004, the fiscal period ended July 31, 2003 and fiscal years ended November 30, 2002 and 2001, the Principal Underwriter received CDSCs of $10,900, $967, $234,560 and $15,602 on Class A shares, $82,322, $143,266,
$227,725 and $350,258 on Class B shares, and $3,538, $1,528, $3,032 and $30,018 on Class C shares, respectively.

               Class A Shares. The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------
                                                               Discount or
                                                   As % of     Commission to
                                      As % of      the Public  Dealers or Agents
Amount of                            Net Amount    Offering    of up to % of
Purchase                             Invested      Price       Offering Price
--------                             --------      -----       --------------

Up to $100,000...................      4.44%          4.25%       4.00%
$100,000 up to
    $250,000.....................      3.36           3.25        3.00
$250,000 up to
    $500,000.....................      2.30           2.25        2.00
    $500,000 up to$1,000,000*....      1.78           1.75        1.50

------------
* There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares - Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire NAV of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at NAV. The Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's
     AllianceBernstein Institutional Management division;

          (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

          (iii) the Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans."

          Class B Shares. Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

          Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

          Class C Shares. Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

          Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                         Contingent Deferred Sales Charge
                                           for the Fund as a % of Dollar
        Years Since Purchase                 Amount Subject to Charge
        --------------------                 ------------------------

        First                                          4.0%
        Second                                         3.0%
        Third                                          2.0%
        Fourth                                         1.0%
        Fifth and thereafter                           None

          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

          Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2,
(iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs -- Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

          Advisor Class Shares. Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares - Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B or Class C shares.

          Conversion of Advisor Class Shares to Class A Shares. Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem the shareholder's Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. ABIRM measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABIRM may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABIRM in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares. Class C shares are also available to group retirement plans with plan assets of less than $1 million.

          Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest. For example, the Fund makes its Class A shares available at NAV to group retirement plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. In addition, as described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Health Care Fund, Inc. AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc. AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California
        Municipal Portfolio
  -AllianceBernstein Intermediate Diversified
        Municipal Portfolio
  -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio


          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse, or child under the age of 21 is the participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of the Fund can obtain a form of Letter of Intent by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of the Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of the Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

          Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

          In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

          In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABIRM may pay a portion of "ticket" or other transactional charges.

          Your financial advisor's firm receives compensation from the Fund, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

          o    upfront sales commissions

          o    12b-1 fees

          o    additional distribution support

          o    defrayal of costs for educational seminars and training

          o payments related to providing shareholder record-keeping and/or transfer agency services

          Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

          For 2004, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $20 million. In 2003, ABIRM paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          The Fund and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in the Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

          ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

          A.G. Edwards
          AIG Advisor Group
          American Express Financial Advisors
          AXA Advisors
          Banc of America
          Bank One Securities Corp.
          Charles Schwab
          Chase Investment Services
          Citigroup Global Markets
          Commonwealth Financial
          IFMG Securities
          ING Advisors Network
          Legg Mason
          Lincoln Financial Advisors
          Linsco Private Ledger
          Merrill Lynch
          Morgan Stanley
          Mutual Service Corporation
          National Financial
          NPH Holdings
          PFS Investments
          Piper Jaffray
          Raymond James
          RBC Dain Rauscher
          Securities America
          SunTrust Bank
          UBS Financial
          Uvest Financial Services
          Wachovia Securities
          Wells Fargo


          Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Investing in the Funds." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

          Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of the shareholder's shares, assuming the shares constitute capital assets in the shareholder's hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact AGIS to confirm whether a Medallion Signature Guarantee is needed.

          To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at 800-221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS (except for certain omnibus accounts). Telephone redemption requests by electronic funds transfer may not exceed $100,000 per day and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at 800-221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day'sNAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

          You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser,
(ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and
(iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, AGIS must receive and confirm a telephone exchange request by 4:00 p.m. Eastern time, on that day.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless AGIS receives a written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at 800-221-5672 before 4:00 p.m. Eastern time on a Fund business day as defined above. Telephone requests for an exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or AGIS, a shareholder can arrange for a copy of his or her account statements to be sent to another person.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

          The Fund may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

          Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxation of
Dividends and Distributions
----------------------------------------

General
-------

          The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met:
(a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

          If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

          The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

          The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

          Some or all of the distributions from the Fund may be treated as "qualified dividend income," taxable to individuals, trusts or estates at a maximum rate of 15% (5% for individuals, trusts or estates in lower tax brackets), provided that both the Fund and the shareholder satisfy certain holding period and other requirements. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of the 15% tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

          After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro rata shares of foreign taxes paid by the Fund; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and
(iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

          The Fund intends to meet for each fiscal year the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.

          The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Fund
-------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

          Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect or is unable to elect to either treat such foreign corporation as a "qualified electing fund" within the meaning of the Code or "mark-to-market" the stock of such foreign corporation, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." In some cases, the Fund may be able to elect to "mark-to-market" stock in a PFIC. If the Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund's taxable income for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

          Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

          Tax Straddles. Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

          Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

          The Fund may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

          The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

          Subject to the general oversight of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

          Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

          The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. or Advest Inc. ("Advest"), each an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. or Advest is an affiliate of the Adviser. With respect to orders placed with SCB & Co. or Advest for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          During the fiscal year ended July 31, 2004, the fiscal period ended July 31, 2003 and the fiscal years ended November 30, 2002 and 2001, the Fund incurred brokerage commissions amounting in the aggregate to $323,753, $215,705, $440,635 and $1,325,977. During the fiscal year ended July 31, 2004, the fiscal period ended July 31, 2003 and the fiscal years ended November 30, 2002 and 2001, brokerage commissions amounting in the aggregate to $1,022, $10,698, $7,079 and $-0- were paid to SCB & Co. During the fiscal year ended July 31, 2004, the brokerage commissions paid to SCB & Co. constituted 0.3% of the Fund's aggregate brokerage commissions. During the fiscal year ended July 31, 2004, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0.28% were effected through SCB & Co. During the fiscal year ended July 31, 2004, transactions in portfolio securities of the Fund aggregated $186,398,880. Brokerage commissions of approximately $311,812 were allocated to persons or firms supplying research services to the Fund or the Adviser.

          Many of the Fund's portfolio transactions in equity securities will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

Disclosure of Portfolio Holdings
--------------------------------

          The Fund believes that the ideas of Alliance's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          Alliance has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

          The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance posts portfolio holdings information on Alliance's website (www.AllianceBernstein.com). Alliance posts on the website a complete schedule of the Fund's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, Alliance may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          Alliance may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to the Fund. In addition, Alliance may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. Alliance does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.

          Alliance has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

Capitalization
--------------

          The Fund was organized as corporation in Maryland in 1997 under the name "Alliance International Premier Growth Fund, Inc." The name of the Fund became "AllianceBernstein International Premier Growth Fund, Inc." on March 31, 2003.

          The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current NAV of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Fund has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

          The outstanding voting shares of the Fund as of October 8, 2004 consisted of 9,996,499 shares of common stock. Of this amount 2,452,420 shares were Class A, 4,466,640 shares were Class B, 1,471,044 shares were Class C and 1,606,395 shares were Advisor Class. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of a class of the outstanding shares of the Fund as of October 8, 2004:

                                           No of Shares           % of
Name and Address                             of Class             Class
----------------                             --------             -----

Class B
-------

MLPF&S
For the Sole Benefit
of Its Customers
Attn: Fund Admin (97UB3)
4800 Deer Lake Drive
East 2nd Floor
Jacksonville, FL  32246-6484                 735,536               16.47%

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street, Fl 3
New York, NY 10001-2402                      313,651                7.02%

First Clearing LLC
A/C #1699-0135
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                    279,160                6.25%

Class C
-------

MLPF&S
For the Sole Benefit
of Its Customers
Attn: Fund Admin (97UB4)
4800 Deer Lake Drive
East 2nd Floor
Jacksonville, FL 32246-6484                  292,573               19.89%

Citigroup Global Markets
House Account
Attn: Cindy Tempesta
333 W. 34th Street, Floor 3
New York, NY 10001-2402                      207,251               14.09%

Advisor Class
-------------

Strafe & Co. FAO
Munson Med. Ctr. Operating-Seg Assets
A/C# 4400219806
PO Box 160
Westerville, OH 43086-0160                   784,383               48.83%

Trust for Profit Sharing Plan
  for Employees of Alliance
  Capital Mgmt L.P. Plan X
Attn:  Diana Marotta-FL 31
1345 Avenue of the Americas
New York, NY 10105                           245,513               15.28%

PIMS/Prudential Retirement
As nominee for the TTEE/CUST PL 007
Alliance Capital Management
300 International Pkwy Ste 270
Heathrow, FL 32746-5028                      408,179               25.41%

Custodian
---------

          Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, Massachusetts 02109, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          ABIRM, an indirect wholly-owned subsidiary of Alliance located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the common stock offered hereby are passed upon by Seward & Kissel, LLP New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been appointed as the independent registered public accounting firm for the Fund.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                         FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

          The financial statements of the Fund for the period ended July 31, 2004 and the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the Commission on October 12, 2004. It is available without charge upon request by calling AGIS at (800) 227-4618.

--------------------------------------------------------------------------

                                   APPENDIX A:

                          CERTAIN INVESTMENT PRACTICES

--------------------------------------------------------------------------

          The information in this Appendix concerns investment practices in which the Fund is authorized to engage, but in which the Fund is not required to engage and which may not currently be permitted under applicable laws or regulations or may otherwise be unavailable in certain countries. The Fund's investment policies and restrictions authorize it to engage in these practices to the extent such practices become available and permissible in the future.

Options
-------

          The Fund may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges and over-the-counter, including options on market indices. The Fund will only write "covered" put and call options unless such options are written for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

          The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

          A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid high-grade debt securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash or high-grade liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          A call option is for cross-hedging purposes if the Fund does not own the underlying security but seeks to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

          In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period, by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

          If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction prior to the option expiration dates if a liquid market is available. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

          The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

          An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercises of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Fund's purchasing and selling of options on securities indices.

          The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of a listed option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected in any particular situation.

          Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

          An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of a National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

          The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

Futures Contracts
-----------------

          The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government securities, securities issued by foreign government entities or common stocks. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

          At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

          Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Stock Index Futures
-------------------

          The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser. It is also possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

          Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Options on Futures Contracts
----------------------------

          The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against adverse market conditions.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

          The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies
-----------------------------

          The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities and other high-grade liquid debt securities in a segregated account with its custodian.

          The Fund also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross-hedged is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or other high-grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts,
Forward Contracts and Options on Foreign Currencies
---------------------------------------------------

          Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to regulation by the Commission. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercise, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

--------------------------------------------------------------------------------

                                   APPENDIX B:

                       ADDITIONAL INFORMATION ABOUT JAPAN

--------------------------------------------------------------------------------

          The information in this section is based on material obtained by the Fund from various Japanese governmental and other sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of Japan, its economy or the consequences of investing in Japanese securities.

          Japan, located in eastern Asia, consists of four main islands:
Hokkaido, Honshu, Kyushu and Shikoku, and many small islands. Its population is approximately 127.6 million.

Government
----------

          The government of Japan is a representative democracy whose principal executive is the Prime Minister. Japan's legislature (known as the Diet) consists of two houses, the House of Representatives (the lower house) and the House of Councillors (the upper house).

Politics
--------

          From 1955 to 1993, Japan's government was controlled by the Liberal Democratic Party (the "LDP"), the major conservative party. Since 1993, Japan's political scene has been very fluid, with six different governments and ten prime ministers. Although the LDP has been unable to gain the majority of either house of the Diet and has therefore had to form coalitions with other parties to maintain its position of governance, it remains by far Japan's largest party and continues to dominate Japanese politics. The current Prime Minister is Junichiro Koizumi, who was elected by the LDP in April 2001 to replace Yoshiro Mori, who had become one of Japan's most unpopular post-war prime ministers. The LDP currently governs in a formal coalition with the New Komeito Party. The coalition currently holds 283 of the 480 seats in the House of Representatives and 138 of the 242 seats in the House of Councillors. The opposition is dominated by the new Minshuto Party (Democratic Party of Japan), which was established in 1998 by various opposition groups and parties. The next election (House of Representatives) is required by law to occur no later than November 2007.

Economy
-------

          Japan altered its calculation of GDP in November 2000 and restated historic data accordingly. As restated, Japan's real GDP grew by 1.8% in 1997, contracted by 1.2% in 1998 and grew by 0.2%, 2.1%, 0.6% and 0.2% in 1999, 2000,
2001 and 2002, respectively. During 2003, Japan's real GDP grew by 2.6%. During the first quarter of 2004, Japan's real GDP is estimated to have grown by 1.4%, quarter-on-quarter.. Japan has experienced several years of consumer price deflation, owing to continuing weaknesses in Japan's economy. Consumer prices fell by 0.3% in 1999, 0.7% in 2000 and 2001, 0.9% in 2002 and 0.3% in 2003.
There has been evidence in 2004 that deflation is easing. Unemployment reached 5.4% in 2002, its highest level since the end of World War II. In 2003, the unemployment rate was 5.3%. Although high for Japan, unemployment remains low by the standards of many other developed countries.

          Japan's post World War II reliance on heavy industries has shifted to higher technology products assembly and, most recently, to automobile, electrical and electronic production. Japan's success in exporting its products has generated sizable trade surpluses. While the U.S. has historically been Japan's most important single trading partner, accounting for 28.5% of Japan's merchandise exports and 17.1% of its merchandise imports in 2002, other Asian countries have become important export markets as well, accounting for 28.9% of all exports in 2002. In 2003, China supplanted the U.S. as the single most important import trading partner, accounting for 19.7% of Japan's merchandise imports, versus the U.S., which accounted for 15.4% of Japan's imports. On the export side, the United States accounted for 24.6% of Japan's exports, versus China, which accounted for 12.2% of Japan's exports in 2003. All Asian nations as a group, including China, accounted for 32.5% of Japan's exports and 28.1% of its imports in 2003. Since the early 1980's, Japan's relations with its trading partners have been difficult, partly due to the concentration of Japanese exports in products such as automobiles, machine tools and semiconductors and the large trade surpluses resulting therefrom, and an overall trade imbalance caused by cultural and structural impediments to merchandise imports. Japan's overall trade surplus for 1994 was the largest in its history, amounting to almost $145 billion. Exports totaled $386 billion, up 9.3% from 1993, and imports were $242 billion, up 13.6% from 1993. Since then, the trade surplus has risen in most years. During 2001, the surplus decreased 39.8%, with exports decreasing 16.6% and imports decreasing .09%. During 2002, the surplus increased by 33.6%, with exports increasing by 3.1% and imports decreasing by 3.7%. During 2003, the surplus increased by 13.1%, with exports increasing by 13.5% and imports increasing by 13.7%. Japan remains the largest creditor nation and a significant donor of foreign aid.

          Japan's large merchandise trade surpluses with the U.S. have caused numerous incidents of political conflict between the two countries. Japan's surplus with the U.S. reached US$61 billion in 1999, its highest level since 1987. The bilateral trade surplus rose further in 2000 before slipping slightly in 2001. It has remained relatively steady since then. Numerous rounds of bilateral talks occurred in the 1990s. On October 1, 1994, the U.S. and Japan reached an agreement with respect to trade in insurance, glass and medical and telecommunications equipment. In June 1995, the two countries agreed in principal to increase Japanese imports of American automobiles and automotive parts. These and other agreements, however, have not been successful in addressing Japan's trade surplus with the U.S. In October 2001, the U.S. and Japan agreed to replace the 1995 automobile pact, a move that is viewed as a major step toward improving U.S. - Japan auto trade. Other current sources of tension between the two countries are disputes in connection with trade in steel, semiconductors and photographic supplies, deregulation of the Japanese insurance market, a dispute over aviation rights and access to Japanese ports. It is expected that the friction between the United States and Japan with respect to trade issues will continue for the foreseeable future.

          After achieving one of the world's highest economic growth rates between the 1960s and 1980s, by the early 1990s the economy had slowed dramatically when the "bubble economy" collapsed and stock and real estate prices plummeted. The collapse of asset prices in 1990-97 left Japan with cumulative losses of nearly $10 trillion, or roughly the equivalent of two years of national output. The government produced ten fiscal stimulus packages in the 1990s worth more than $1 trillion that contained public works spending and tax cuts. None of these stimulus packages have been successful in stimulating the economy.

          One of the most serious consequences of the fall in asset prices since the early 1990s has been the pressure placed on Japan's financial institutions, many of which lent heavily to real estate developers and construction companies during the 1980s. The fall in land prices, together with the economic slowdown, left Japanese banks saddled with a large amount of bad loans. By the end of the 1997/98 fiscal year, the government estimated that the banking system's bad loans totaled 87.5 trillion Yen (approximately $600 billion), or 11% of outstanding bank loans. On December 17, 1997, in the wake of the collapse in the previous month of one of Japan's 20 largest banks, the government announced a proposal to strengthen the banks by means of an infusion of public funds and other measures. In addition, the imposition of stricter capital requirements and other supervisory reforms scheduled to go into effect in April 1998 were postponed. Subsequent to the December 1997 proposals, the government proposed a series of additional proposals, culminating, after vigorous political debate, in a set of laws that was approved by the Diet in October 1998. The new laws made $508 billion in public funds available to increase the capital of Japan's banks, to guarantee depositors' accounts and to nationalize the weakest banks. On October 23, 1998, the Long-Term Credit Bank of Japan, Ltd., one of Japan's 19 largest banks, became the first Japanese bank to be nationalized pursuant to the new laws. On December 11, 1998, the Nippon Credit Bank, Ltd. became the second Japanese bank to be nationalized pursuant to the new laws. Since then, four additional banks have been nationalized. These laws did not achieve their intended effect and, as a result, the stock of bad debt continued to grow and the financial system remained in a very fragile state.

          Shortly after taking office in April 2001, Prime Minister Koizumi announced the outlines of his reform agenda. In a departure from previous economic packages, his plan made no reference to stimulating growth through government spending. Rather, his plan called for a reduction in public spending and stressed the need to rid Japan's banks of bad loans before real growth could return, setting a timetable of 2-3 years to solve the problem. The plan called for strengthening the Resolution & Collection Corporation, which was established by the government to buy up the bad loans of the banks, and adopting some programs utilized by the U.S. in its resolution of the savings-and-loan crisis in the early 1990s, such as securitizing bad loans.

          As of March 2002, the government estimated the amount of bad debt to be 43.2 trillion Yen. Private estimates ranged from 100 trillion Yen to 250 trillion Yen, or nearly 50% of GDP. Renewing its efforts to address the bad loan problem, the government announced in July 2002 its intention to accelerate the disposal of bad debt, and in a surprise move in September 2002, the government announced that it would buy back the stock of the largest of the country's troubled banks in order to infuse them with sufficient cash to rid themselves of the bad loans.

          The condition of Japan's financial system has begun to improve, with the amount of nonperforming loans markedly decreasing, particularly with respect to the largest banks. The government has estimated that at the end of 2003, the total amount of bad debt was 26.6 trillion Yen. In addition to the measures undertaken by the government, a modest economic recovery in Japan has contributed to improving conditions in the financial system. Despite the signs of improvement, problems still exist. In May 2003, Japan's fifth largest banking group, Resona Holdings, following a stiff audit by its accountants, announced that it was insufficiently capitalized and requested a fresh injection of public funds. Resona's announcement was a surprise, given that only months before the group had been well over the minimum capital threshold. The government responded quickly with emergency loans and promised that all deposits would be protected, thus averting a potential crisis. Nevertheless, the failure of Resona demonstrates the continuing fragility of Japan's financial system. It also may indicate a growing aggressiveness on the part of Japan's bank auditors.

          One of the unique features of Japan's financial system is the US$3 trillion government-run postal savings system. It is currently estimated that one-third of Japan's household deposits are in the postal savings system. There are several reasons for this, including the erosion of confidence in the private-sector banking system, full government deposit insurance and higher interest rates. It has been one of Prime Minister Koizumi's chief goals to privatize the system. To that end, the government recently approved a plan that would achieve that goal over a ten-year period. The plan is subject to approval by the legislature.

          In November 1996, then Prime Minister Hashimoto announced a set of initiatives to deregulate the financial sector by the year 2001. Known as "Tokyo's Big Bang," the reforms include changes in tax laws to favor investors, the lowering of barriers between banking, securities and insurance, abolition of foreign exchange restrictions and other measures designed to revive Tokyo's status in the international capital markets and to stimulate the economy. The Big Bang was formally launched in April 1998. Some of the measures that have already been implemented include a liberalization of foreign exchange restrictions, a repeal of the ban on holding companies, allowing banks to sell mutual funds and to issue bonds, the elimination of restrictions on the range of activities permitted for securities subsidiaries and trust banking subsidiaries and the elimination of fixed brokerage commissions on all stock trades. The remaining reform measures, which include the entry of banks and trust banks into the insurance business through subsidiaries, have not yet been implemented. While in the long term the Big Bang is viewed as a positive step for Japan, in the interim it has placed additional stress on weaker institutions.

          Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar. Between 1990 and 1994 the Yen's real effective exchange rate appreciated by approximately 36%. On April 19, 1995, the Japanese Yen reached an all time high of 79.75 against the U.S. Dollar. After its peak of April 19, 1995, the Yen generally decreased in value against the U.S. Dollar until mid-1998, when the Japanese Yen began to appreciate again against the U.S. Dollar, reaching a 43-month high against the U.S. Dollar in September 1999. This precipitated a series of interventions in the currency market by the Bank of Japan that slowed the appreciation of the Japanese Yen against the U.S. Dollar. Although the appreciation continued to slow on balance in 2001, the Japanese Yen began to gain ground against the U.S. Dollar in mid-2001 amid growing concern about the U.S. economy. Prime Minister Koizumi underscored his government's determination to stop the Yen's appreciation, intervening in the currency market several times in the wake of the September 11, 2001 terrorist attacks. In the last three months of 2001, the Japanese Yen depreciated almost 15 Japanese Yen to the U.S. Dollar, closing the year at 131.67 Japanese Yen to the U.S. Dollar. The average Yen-Dollar exchange rates in 1999, 2000, 2001, 2002 and 2003 were 113.73, 107.8, 121.57, 125.22 and 115.97, respectively.

          Japanese Stock Exchanges. Currently, there are eight stock exchanges in Japan. The Tokyo Stock Exchange (the "TSE"), the Osaka Securities Exchange and the Nagoya Stock Exchange are the largest, together accounting for approximately 99.9% of the share trading volume and for about 99.9% of the overall trading value of all shares traded on Japanese stock exchanges during 2003. The other stock exchanges are located in Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo. The chart below presents annual share trading volume (in millions of shares) and annual trading value (in billions of Yen) information with respect to each of the three major Japanese stock exchanges for the years 1993 through 2003. Trading volume and the value of foreign stocks are not included.

             All Exchanges            TOKYO                    OSAKA            NAGOYA
         VOLUME      VALUE       VOLUME   VALUE           VOLUME   VALUE    VOLUME   VALUE
2003     331,731    255,324      316,124   242,371       14,794    12,356       708    535

2002     224,567    209,229      213,173   193,354       10,403    14,727       847   1,065

2001     217,893    225,238      204,037   202,261       12,377    20,778     1,402   2,112

2000     196,087    290,325      174,159   248,662       17,267    34,669     4,575   6,876

1999     175,445    210,236      155,163   185,541       14,972    22,105     4,934   2,371

1998     139,757    124,102      123,198    97,392       12,836    20,532     3,367   5,986

1997     130,657    151,445      107,566   108,500       15,407    27,024     6,098  12,758

1996     126,496    136,170      101,170   101,893       20,783    27,280     4,104   5,391

1995     120,149    115,840       92,034    83,564       21,094    24,719     5,060   5,462

1994     105,937    114,622       84,514    87,356       14,904    19,349     4,720   5,780

1993     101,173    106,123       86,935    86,889       10,440    14,635     2,780   3,459

Source:  The Tokyo Stock Exchange Fact Books (1994-2004)


The Tokyo Stock Exchange
------------------------

          Overview of the Tokyo Stock Exchange. The TSE is the largest of the Japanese stock exchanges and as such is widely regarded as the principal securities exchange for all of Japan. During 2003 the TSE accounted for 94.9% of the market value and 95.3% of the share trading volume on all Japanese stock exchanges. A foreign stock section on the TSE, consisting of shares of non-Japanese companies, listed 32 (out of 2,206 total companies listed on the TSE) non-Japanese companies at the end of 2003. The market for stock of Japanese issuers on the TSE is divided into a First Section and a Second Section. The First Section is generally for larger, established companies (in existence for five years or more) that meet listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. The TSE's Second Section is for smaller companies and newly listed issuers.

          The TSE, which was founded in 1949, has undertaken several new initiatives in recent years. In November 1999, for example, the TSE established MOTHERS (Market for the High-Growth and Emerging Stocks), a new market designed to foster the growth of emerging companies. In addition, on October 17, 2000, the TSE announced plans to form an alliance with the Chicago Mercantile Exchange. On October 1, 2001, the TSE made a similar announcement with respect to the Singapore Stock Exchange. These are the TSE's most concrete global alliances to date. Although the TSE has entered into agreements with other exchanges, including the New York Stock Exchange, they are for the most part limited to information sharing arrangements. Additionally, the TSE is participating in multilateral discussions to explore the possibility of a Global Equity Market. Other participants include the New York Stock Exchange, the Toronto Stock Exchange, the Bolsa Mexicana de Valores and the Hong Kong Exchanges.

          Market Growth of the TSE. The First and Second Sections of the TSE grew in terms of both average daily trading value and aggregate year-end market value from 1982, when they were l28,320 million Yen and 98,090 billion Yen, respectively, through the end of 1989, when they were 1,335,810 million Yen and 611,152 billion Yen, respectively. Following the peak in 1989, both average daily trading value and aggregate year-end market value declined through 1992 when they were 243,362 million Yen and 289,483 billion Yen, respectively. In 1993 and 1994, both average daily trading value and aggregate year-end market value increased and were 353,208 and 353,666 million Yen, respectively, and 324,357 and 358,392 billion Yen, respectively. In 1995, average daily trading value decreased to 335,598 million Yen and aggregate year-end market value increased to 365,716 billion Yen. In 1996, average daily trading value increased to 412,521 million Yen and aggregate year-end market value decreased to 347,578 billion Yen. In 1997, average daily trading value increased to 442,858 million Yen and aggregate year-end market value decreased to 280,930 billion Yen. In 1998, average daily trading value decreased to 394.3 billion Yen and aggregate year-end market value decreased to 275,181 billion Yen. In 1999, the average daily trading value increased to 757.3 billion Yen and aggregate year-end market value in 1999 increased to 456,840 billion Yen. In 2000, the average daily trading value increased to 1,002.7 billion Yen and aggregate year-end market value in 2000 decreased to 360,554 billion Yen. In 2001, the average daily trading value decreased to 822 billion Yen and aggregate year-end market value decreased to 296,789 billion Yen. In 2002, the average daily trading value decreased to 785 billion Yen and aggregate year-end market value decreased to 247,860 billion Yen. In 2003, the average daily trading value increased to 989 billion Yen and aggregate year-end market value increased to 316,483 billion Yen.

          Market Performance of the First Section. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak of 2,884.80 on December 18, 1989. Thereafter, the TOPIX declined approximately 45% through December 29, 1995. On December 30, 1996 the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On December 30, 1997, the TOPIX closed at 1,175.03, down approximately 20% from the end of 1996. On December 30, 1998 the TOPIX closed at 1086.99, down approximately 7% from the end of 1997. On December 31, 1999 the TOPIX closed at 1722.20, up approximately 58% from the end of 1998. On December 29, 2000 the TOPIX closed at 1283.67, down approximately 25% from the end of 1999. On December 28, 2001, the last day of trading in 2001, the TOPIX closed at 1032.14, down approximately 20% from the end of 2000 and down approximately 65% from its all-time high in 1989. On December 31, 2002, the TOPIX closed at 843.29, down approximately 18% from the end of 2001 and down approximately 70% from its all-time high in 1989. On December 31, 2003, the TOPIX closed at 1,043.69, up approximately 23% from the end of 2002 and down approximately 64% from its all-time high in 1989.

Japanese Foreign Exchange Controls
----------------------------------

          Under Japan's Foreign Exchange and Foreign Trade Control Law and cabinet orders and ministerial ordinances thereunder (the "Foreign Exchange Controls"), prior notification to the Minister of Finance of Japan (the "Minister of Finance") of the acquisition of shares in a Japanese company from a resident of Japan (including a corporation) by a non-resident of Japan (including a corporation) is required unless the acquisition is made from or through a securities company designated by the Minister of Finance or if the Yen equivalent of the aggregate purchase price of shares is not more than 100 million Yen. Even in these situations, if a foreign investor intends to acquire shares of a Japanese corporation listed on a Japanese stock exchange or traded on a Japanese over-the-counter market (regardless of the person from or through whom the foreign investor acquires such shares) and as a result of the acquisition the foreign investor would directly or indirectly hold 10% or more of the total outstanding shares of that corporation, the foreign investor must file a report within 15 days from the day of such acquisition with the Minister of Finance and any other minister with proper jurisdiction. In instances where the acquisition concerns national security or meets certain other conditions specified in the Foreign Exchange Controls, the foreign investor must file a prior notification with respect to the proposed acquisition with the Minister of Finance and any other minister with proper jurisdiction. The ministers may make a recommendation to modify or prohibit the proposed acquisition if they consider that the acquisition would impair the safety and maintenance of public order in Japan or harmfully influence the smooth operation of the Japanese economy. If the foreign investor does not accept the recommendation, the ministers may issue an order modifying or prohibiting the acquisition. In certain limited and exceptional circumstances, the Foreign Exchange Controls give the Minister of Finance the power to require prior approval for any acquisition of shares in a Japanese company by a non-resident of Japan.

          In general, the acquisition of shares by non-resident shareholders by way of stock splits, as well as the acquisition of shares of a Japanese company listed on a Japanese stock exchange by non-residents upon exercise of warrants or conversion of convertible bonds, are not subject to any of the foregoing notification or reporting requirements. Under the Foreign Exchange Controls, dividends paid on shares, held by non-residents of Japan and the proceeds of any sales of shares within Japan may, in general, be converted into any foreign currency and remitted abroad.

          Certain provisions of the Foreign Exchange Controls were repealed or liberalized beginning in April 1998, pursuant to the revised Foreign Exchange and Foreign Trade Law, which was approved in May 1997 as part of the plan to implement the Big Bang. Under the new law, Japanese citizens are permitted to open bank accounts abroad and companies are now permitted to trade foreign currencies without prior government approval. Additionally, the foreign exchange bank system, which required that all foreign exchange transactions be conducted through specially designated institutions, has been eliminated.

Regulation of the Japanese Equities Markets
-------------------------------------------

          The principal securities law in Japan is the Securities and Exchange Law ("SEL") which provides overall regulation for the issuance of securities in public offerings and private placements and for secondary market trading. The SEL was amended in 1988 in order to liberalize the securities market; to regulate the securities futures, index, and option trade; to add disclosure regulations; and to reinforce the prevention of insider trading. Insider trading provisions are applicable to debt and equity securities listed on a Japanese stock exchange and to unlisted debt and equity securities issued by a Japanese corporation that has securities listed on a Japanese stock exchange or registered with the Securities Dealers Association (the "SDA"). In addition, each of the eight stock exchanges in Japan has its own constitution, regulations governing the sale and purchase of securities and standing rules for exchange contracts for the purchase and sale of securities on the exchange, as well as detailed rules and regulations covering a variety of matters, including rules and standards for listing and delisting of securities.

          The loss compensation incidents involving preferential treatment of certain customers by certain Japanese securities companies, which came to light in 1991, provided the impetus for amendments to the SEL, which took effect in 1992, as well as two reform bills passed by the Diet in 1992. The amended SEL now prohibits securities companies from operating discretionary accounts, compensating losses or providing artificial gains in securities transactions, directly or indirectly, to their customers and making offers or agreements with respect thereto. Despite these amendments, there have been certain incidents involving loss compensation. To ensure that securities are traded at their fair value, the SDA and the TSE promulgated certain rules, effective in 1992, which, among other things, explicitly prohibit any transaction undertaken with the intent to provide loss compensation of illegal gains regardless of whether the transaction otherwise technically complies with the rules. The reform bill passed by the Diet, which took effect in 1992 and 1993, provides for the establishment of a new Japanese securities regulator and for a variety of reforms designed to revitalize the Japanese financial and capital markets by permitting banks and securities companies to compete in each other's field of business, subject to various regulations and restrictions.

          Further reforms in the regulation of the securities markets are anticipated over the next several years as the Big Bang is implemented.

          The SEL was further revised in May 2003 to introduce a securities intermediary service system that helps expand and diversify market channels for securities. These revisions became effective in April 2004 and are part of a comprehensive plan to reform the Japanese securities markets in order to promote broader participation of diversified investors, ensure fairness and transparency, and improve stability and efficiency in the securities markets.

--------------------------------------------------------------------------------

                                   APPENDIX C:

                 ADDITIONAL INFORMATION ABOUT THE UNITED KINGDOM

--------------------------------------------------------------------------------

          The information in this section is based on material obtained by the Fund from various United Kingdom government and other sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of The United Kingdom, its economy or the consequences of investing in United Kingdom securities.

          The United Kingdom of Great Britain and Northern Ireland is located off the continent of Europe in the Atlantic Ocean. Its population is approximately 60 million.

Government
----------

          The United Kingdom is a constitutional monarchy. Queen Elizabeth II has been the head of state since she acceded to the throne in 1952. The monarchy was established in 1066. The monarch's power has eroded over the centuries, but the monarch retains the power to call and dissolve Parliament, to give assent to bills passed by Parliament, to appoint the Prime Minister and to sign treaties or declare war. In practice, most of these acts are performed by government ministers, and supreme legislative authority now resides in the Parliament. Parliament, the bicameral legislature, consists of the House of Commons and the House of Lords. Acts of Parliament passed in 1911 and 1949 limit the powers of the House of Lords to prevent bills passed by the House of Commons from becoming law. The main purpose of the House of Lords is now to revise and amend laws passed by the House of Commons. The future role and composition of the House of Lords is the subject of a December 1999 report of the Royal Commission on the Reform of the House of Lords, whose recommendations are under consideration by a joint committee of the House of Commons and the House of Lords. An initial step in the reform effort was taken in November 1999, when hereditary peers lost their right to sit and vote in the House of Lords. No further steps have been taken in this regard. The national government is headed by the Prime Minister who is appointed by the monarch on the basis of ability to form a government with the support of the House of Commons.

Politics
--------

          Since World War II the national government has been formed by either the Conservative Party or the Labour Party. The Conservative Party under the leadership of Margaret Thatcher achieved a parliamentary majority and formed a new government in May 1979. In June 1983 and again in June 1987, the Conservative Party under her leadership was reelected. The Party pursued policies of reducing state intervention in the economy, reducing taxes, de-regulating business and industry and privatizing state-owned enterprises. It also displayed an antipathy toward the European Union. In November 1990, Mrs. Thatcher faced a challenge for the leadership of the party from Michael Heseltine, one of her former cabinet ministers. The opposition proposed changes in policy, including increased government intervention in the economy and a less confrontational approach toward the European Union. The two wings of the Conservative Party looked for someone who could unite the Party and elected John Major as its leader and, by virtue of the Conservative Party majority, to the post of Prime Minister.

          Mr. Major led the Conservative Party to its fourth successive general election victory in April 1992, after which time, the popularity of both Mr. Major and the Conservative Party declined. In April 1995, the Conservative Party won only 11% of the vote in Scotland local elections, which resulted in Conservative Party control of only 81 council seats out of 1,161. It won only 25% of the vote in local council elections in England and Wales in May 1995. In July 1995, Mr. Major won a vote of confidence with his reelection as leader of the Conservative Party. Despite Mr. Major's strengthened position within the Conservative Party, the Party continued to suffer setbacks. Within two weeks of Mr. Major's victory, the Conservative Party lost its fifth by-election since the general election of 1992. By 1996, his overall majority was reduced to one. In the next general election, on May 1, 1997, the Labour Party gained a substantial majority in the House of Commons as Mr. Major and the Conservative Party were defeated by the Labour Party led by Tony Blair, who subsequently was appointed Prime Minister. The Labour Party and Tony Blair achieved another victory in the next general election, which occurred on June 7, 2001. The Labour Party now holds 406 of the 659 seats in the House of Commons. The 2001 election results marked the first time in British political history that the Labour Party secured re-election; it was also the largest majority ever achieved by a governing party entering its second term. The next general election is required by law to occur no later than June 2006.

Economy
-------

          The United Kingdom's economy vies with France as the world's fourth largest economy, behind the United States, Japan and Germany. Its economy maintained an average annual growth rate of 3.6% in real growth domestic product ("GDP") terms from 1982 through 1988; and from 1989 through 1993, the United Kingdom's real GDP annual growth rate was 1.0%. The economy has continued to experience the moderate growth that began in 1993, after the 1990-1992 recession, the longest period of expansion since records began. In recent years, real GDP has grown by 2.9% (1998), 2.9% (1999), 3.9% (2000) 2.3% (2001), 1.8%
(2002) and 2.2% (2003). In the first quarter of 2004, the United Kingdom's real GDP growth rate was 3.4%, compared to the first quarter of 2003.

          Since the early 1990s, the United Kingdom's economy has had moderate inflation, fluctuating within a narrow range. The inflation rate (as measured by the harmonized index of consumer prices (HICP)) during 2001, 2002 and 2003 was 1.2%, 1.3% and 1.4%, respectively. During July of 2004, the inflation rate was 1.4%, compared to July of 2003.

          The sluggish growth in the United Kingdom's manufacturing sector since the 1990-1992 recession continued the trend toward the decreased importance of manufacturing in the economy. Manufacturing accounted for just 18.1% of GDP in 2002 compared with 36.5% in 1960. As the United Kingdom's manufacturing industry has declined in importance, the service industry, including financial services, has increased in importance. The service industries' share of GDP has increased to almost two-thirds from 45% in 1960.

          Employment has been shifting from manufacturing to the service industry, a trend expected to continue for the foreseeable future. Overall, unemployment (as measured by the Labour Force Survey) has continued to fall from a post-recession high of 10.9% in 1994 to an average of 5.0% in 2003. During the first two quarters of 2004, unemployment averaged 4.8%.

          Foreign trade remains an important part of the United Kingdom's economy. In 2003, exports of goods and services represented 25.2% of GDP and imports represented 28.2% of GDP. The United Kingdom has historically been an exporter of manufactured products and an importer of food and raw materials, but there is a growing trend toward manufactured goods forming a larger proportion of imports. The decline of the United Kingdom's manufacturing base has resulted in the emergence of a deficit on trade in manufactures, previously in surplus, since the early 1980s. Currently the United Kingdom is a net importer of foodstuffs and raw materials other than fuels, as well as of clothing and footwear, electrical machinery and motor vehicles, and a net exporter of petroleum and petroleum-related products, chemical products, tobacco, beverages and mechanical machinery. For every year since 1982, the United Kingdom has been a net importer of goods. The relative importance of the United Kingdom's trading partners has also shifted. In 2003, the other members of the European Union ("EU") accounted for 56.0% of all exports and 55.0% of its imports, as compared to 43.3% and 41.3%, respectively, in 1980. In 2003, the United Kingdom's largest trading partners with respect to exports and imports were the United States and Germany, respectively.

          Historically, the United Kingdom's current account consisted of relatively small trade deficits, sometimes outweighed by surpluses on invisibles (services, interest, dividends, profits and transfers). Since 1980, several important changes have taken place with regard to the United Kingdom's trading position. Those include the increased importance to the economy of oil exports from the North Sea, the change from being a net exporter to a net importer of goods and the diminishing surpluses from invisibles. These developments led to a balance of payments deficit, which has continued through 2003 with the exception of 1997, when the balance of payments moved into surplus.

          The general government budget balance for the 1997/1998 fiscal year was well below the permitted level for countries permitted to participate in the Economic and Monetary Union ("EMU") beginning in January 1999. Although the United Kingdom met the EMU's eligibility criteria, the government chose not to participate in the EMU when it was launched in January 1999. Further, the government announced that it would not take any action before a referendum was held after the next general election, which occurred on June 7, 2001. Nonetheless, the government submitted a report to the European Commission detailing the steps the government is taking to prepare the United Kingdom for joining the EMU at a later date in the event it decides to do so. The issue of the United Kingdom's membership in the EMU has become very contentious, however, and the possibility of a referendum before the next general election has become a remote one. Not only is there little prospect of the United Kingdom joining the EMU, Prime Minister Blair unexpectedly announced in April 2004 that any future EU constitution would be subject to ratification by British voters. Previously, Prime Minister Blair had stated that such a referendum would be unnecessary.

          Having fallen in 1999-2000 to its lowest level since the mid-1960s, public expenditure has been on the rise, although not more than to the level of 1997, when the Labor government took office. The increased public expenditure is the result of improvements to public services and a slowdown in tax receipts. The resulting deterioration in the United Kingdom's public finances could jeopardize the government's adherence to two self-imposed rules - that the government should borrow to invest, but not to fund current spending, and that public sector net debt ("PSND") should not be more than 40% of GDP. In 2003, the PSND stood at 39.8% of GDP, which was higher than in 2002, but still within the targeted limit and the lowest level in the G-7 group of industrialized nations. The Euro area average in 2003 was approximately 75% of GDP. It is anticipated that the government will have to either raise taxes or reduce planned expenditures in order to abide by the first rule.

Monetary and Banking System
---------------------------

          The central bank of the United Kingdom is the Bank of England. Its main functions are to advise on the formulation and execution of monetary policy, to supervise banking operations in the United Kingdom, to manage the domestic currency, and, as agent for the Government, the country's foreign exchange reserves. Additionally, shortly after taking office in 1997, Prime Minister Blair vested responsibility for setting interest rates in a new Monetary Policy Committee headed by the Bank of England, as opposed to the Treasury.

          The City of London is one of the world's major financial centers. It has the greatest concentration of banks and the largest insurance market in the world. In 2003, approximately 450 foreign banks had a physical presence in London, more than twice the number in the next-largest international finance centers, Frankfurt and New York City. It is estimated that United Kingdom insurers handle approximately 23% of the general insurance business placed in the international market. Financial and business services currently form approximately 25.4% of the country's GDP.

          The growing importance of trade with the EU has made the Deutsche Mark exchange rate more important to the United Kingdom than the U.S. Dollar exchange rate over the past 20 years. Since mid-1996, the Pound has appreciated strongly against the Deutsche Mark. After remaining in a fairly narrow range against the U.S. Dollar since 1995, the Pound's link to the U.S. Dollar appears to have been broken. In 1996, the average annual exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.59 and DM2.41, respectively. In 1997, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.64 and DM2.84, respectively. In 1998, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.66 and DM2.91, respectively. In 1999, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.62 and DM2.97, respectively. In 2000, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.52 and DM3.21, respectively. In 2001, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.44 and DM3.22 respectively. In 2002, the average exchange rates of the Pound against the U.S. Dollar and the Euro (as discussed below, the Deutsche Mark and certain other European currencies were withdrawn from circulation in early 2002 and replaced by the Euro) were $1.50 and (euro)0.95, respectively. In 2003, the average exchange rates of the Pound against the U.S. Dollar and the Euro were $1.63 and
(euro)1.44, respectively.

          On January 1, 1999 eleven member countries of the EU (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain) adopted the Euro as their common currency. On January 1, 2001 Greece became the twelfth country to adopt the Euro as its currency. In the transition period of January 1, 1999 to January 1, 2002, the national currencies of these participating countries (e.g., the Deutsche Mark and the French Franc) were subdivisions of the Euro. On January 1, 2002, Euro banknotes and coins were put into general circulation in the twelve participating countries. By February 28, 2002, each of the old national currencies was withdrawn from circulation and the Euro became the exclusive currency in those countries. The ECU, which was not a true currency in its own right, but rather a unit of account whose value was tied to its underlying constituent currencies, ceased to exist as of January 1, 1999, at which time all ECU obligations were converted into Euro obligations at a 1:1 conversion rate.

The London Stock Exchange
-------------------------

          The London Stock Exchange ("LSE") is both the national stock exchange for the United Kingdom and the world's leading marketplace for the trading of international equities. The LSE provides a secondary market for trading in more than 10,000 securities. It offers markets for domestic securities (securities issued by companies in the United Kingdom or Ireland), foreign equities, United Kingdom gilts (securities issued by the national government), bonds or fixed interest stocks (usually issued by companies or local authorities) and options. As of August 31, 2004, foreign equities constituted approximately 58% and United Kingdom equities constituted approximately 42% of the market value of all LSE listed and quoted equity securities. The LSE was the world's third largest stock exchange in terms of market value, the New York Stock Exchange being the largest and the Tokyo Stock Exchange being the second largest. Although the United Kingdom's decision not to join the EMU when it was launched in 1999 has provoked some migration from London to other European areas, London remains a dominant financial center in Western Europe.

          The LSE comprises different markets. In addition to the market for officially-listed securities, the LSE includes a market created in 1995 for smaller and newer companies known as AIM. As of August 31, 2004, 917 companies with an aggregate market value of 23.6 billion Pounds were traded on AIM. As of August 31, 2004, the market value of the securities traded on AIM was less than 1% of the market value of the securities officially listed on the LSE. Another new market, known as techMARK, was launched by the LSE on November 4, 1999 for innovative technology companies. As of August 31, 2004, 171 companies with an aggregate market value of 269.9 billion Pounds were traded on techMARK.

          The LSE runs markets for trading securities by providing a market structure, regulating the operation of the markets, supervising the conduct of member firms dealing in the markets, publishing company news and providing trade confirmation and settlement services. The domestic market is based on the competing marketmaker system. The bid and offer prices are distributed digitally via the Exchange's automated price information system, SEAQ (Stock Exchange Automated Quotations), which provides widespread dissemination of the securities prices for the United Kingdom equity market. Throughout the trading day, marketmakers display their bid (buying) and offer (selling) prices and the maximum transaction size to which these prices relate. These prices are firm to other LSE member firms, except that the prices for larger transactions are negotiable.

          Marketmakers in the international equity market display their quotes on SEAQ International. The system operates in a manner similar to the domestic SEAQ, but is divided into 40 separate country sectors, of which 15 are developing markets sectors.

          On October 20, 1997 the LSE launched the new Stock Exchange Electronic Trading Service, an initiative that will improve efficiency and lower share trading costs, and is expected to attract more volume and thus increase liquidity.

          On July 7, 1998 the LSE and its German counterpart, the Deutsche Borse, unexpectedly announced their intention to form a strategic alliance under which members of one exchange will be members of the other. While the first phase of the proposed alliance began in January 1999, the LSE and the Deutsche Borse still faced numerous issues, including agreement on common regulations and promulgation by their respective governments of a common tax regime for share trading. In September 2000, just prior to a vote of shareholders and amid growing concerns about regulatory matters and national and cultural differences, opposition from retail traders and a hostile bid by a rival exchange, the planned merger was called off. The LSE suffered another setback in 2001, when it lost out to Euronext (the institution that resulted from the merger of the Paris, Amsterdam and Brussels bourses) to acquire the London International Financial Futures and Options Exchange. Although the LSE has so far failed to play a role in the consolidation of European stock exchanges, the changed ownership of the LSE since 2000 may lead to greater participation.

          On November 23, 1999 the LSE, together with the Bank of England and CREST (the paperless share settlement system through which trades executed on the LSE's markets can be settled), announced proposals for the United Kingdom's equity and corporate debt markets to move from T+5 to T+3 settlement starting in February 2001.

          Sector Analysis of the LSE. The LSE's domestic and foreign securities include a broad cross-section of companies involved in many different industries. In the first eight months of 2004, the five largest industry sectors by turnover among domestic securities were banks with 16.4%, oil and gas with 8.7%, telecommunications with 8.2%, pharmaceuticals with 7.0% and media/photography with 6.7%.

          Market Growth of the LSE. LSE market value and the trading volume have increased dramatically since the end of 1990. In 2003, 820.3 billion domestic shares and 794.3 billion foreign shares were traded as compared with 155.4 billion and 34.8 billion, respectively in 1990. At the end of 2003, the market value of listed domestic companies and foreign companies increased to 1,876.9 billion Pounds and 1,759.1 billion Pounds, respectively, from 450.5 billion Pounds and 1,124.1 billion Pounds, respectively, at the end of 1990.

          Market Performance of the LSE. The FT-SE 100 is an index that consists of the 100 largest United Kingdom companies. The FT-SE 100 was introduced by the LSE in cooperation with The Financial Times and the Institute and Faculty of Actuaries in 1984. As measured by the FT-SE 100, the performance of the 100 largest companies reached a record high of 6663.8 on May 4, 1999. On December 31, 1999, the FT-SE 100 closed at 6930.2; on December 29, 2000, the FT-SE 100 closed at 6222.5; on December 31, 2001, the FT-SE 100 closed at 5217.4; on December 31, 2002, the FT-SE 100 closed at 3940.4; and on December 31, 2003, the FT-SE 100 closed at 4476.9.

Regulation of the United Kingdom Financial Services Industry
------------------------------------------------------------

          The principal securities law in the United Kingdom is the Financial Services Act. The Financial Services Act, which became law in November 1986, established a new regulatory system for the conduct of investment businesses in the United Kingdom. Most of the statutory powers under the Act were transferred to the Securities and Investments Board ("SIB"), a designated agency created for this purpose. The SIB was given wide-ranging enforcement powers and was made accountable to Parliament through the Treasury. A system of self regulating organizations ("SROs"), which regulate their members, was made accountable to the SIB. There are three SROs covering the financial market, including the Securities and Futures Authority which is responsible for overseeing activities on the Exchange. The other SROs are the Investment Management Regulatory Organization and the Personal Investment Authority. In 1988, it became illegal for any firm to conduct business without authorization from the SRO responsible for overseeing its activities. In addition, Recognized Investment Exchanges ("RIEs"), which include the London Stock Exchange of London, the London International Financial Futures and Options Exchange, the London Commodities Exchange, the International Petroleum Exchange of London, the London Metal Exchange and the London Securities and Derivatives Exchange were made accountable to the SIB. Recognition as an RIE exempts the exchange (but not its members) from obtaining authorization for actions taken in its capacity as an RIE. To become an RIE, an exchange must satisfy the SIB that it meets various prerequisites set out in the Act, including having effective arrangements for monitoring and enforcing compliance with its rules. Recognized Professional Bodies ("RPBs") supervise the conduct of lawyers, actuaries, accountants and some insurance brokers. Together the SROs, RIEs and RPBs provide the framework for protection for investors and integrity of the markets.

          On May 20, 1997 the newly installed Labour government announced a proposed major restructuring of the regulation and supervision of the financial services industry in the United Kingdom. The main feature of the restructuring plan was to transfer regulatory authority over banks from the Bank of England to an expanded SIB, which was named the Financial Services Authority (FSA). In addition, the plan called for the merger of the three SROs into the FSA. The transfer of banking supervision from the Bank of England to the FSA was formally implemented on June 1, 1998. The Financial Services and Markets Act, legislation implementing the proposed consolidation of the SROs into the FSA, became fully implemented on December 1, 2001. The Labour government has also taken measures to strengthen corporate governance standards.

          The EU's Investment Services Directive ("ISD") provides the framework for a single market in financial services in Europe. The ISD allows authorized firms to provide investment services in other EU member states on a cross-border basis without the need for separate authorization in the host state. Revisions to the ISD are currently under consideration.

          Basic restrictions on insider dealing in securities are contained in the Company Securities Act of 1985. The Financial Services Act provides guidelines for investigations into insider dealing under the Criminal Justice Act of 1993 and penalties for any person who fails to cooperate with such an investigation. In addition, the Financial Services Act introduced new listing and disclosure requirements for companies.

United Kingdom Foreign Exchange and Investment Controls
-------------------------------------------------------

          The United Kingdom has no exchange or investment controls, and funds and capital may be moved freely in and out of the country. Exchange controls were abolished in 1979. As a member of the EU, the United Kingdom applies the EU's common external tariff.

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                                   APPENDIX D:

                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES

--------------------------------------------------------------------------------

Introduction
------------

          As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

          This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies
--------------

          This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

          Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

          Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

          Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

          Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

          Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

          Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

          Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

          Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

          Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures
-----------------------

Proxy Voting Committees
-----------------------

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest
---------------------

          Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests.

          Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers
---------------------------------

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records
--------------------

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

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